SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                   F O R M 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 14, 1997

                  The CIT Group Securitization Corporation III

                          The CIT Group Holdings, Inc.
           (Exact name of each registrant as specified in its charter)

                                    Delaware

                                    Delaware
                 (State or other jurisdiction of incorporation)

333-22283                                                             51-0374926
333-22283-01                                                          13-2994534
(Commission File Number)                       (IRS Employer Identification No.)

                                  650 CIT Drive
                          Livingston, New Jersey 07039

                           1211 Avenue of the Americas
                            New York, New York 10036
              (Address of principal executive offices and zip code)

       Registrants' telephone number, including area code: (201) 535-3514
                                                           (212) 536-1950

                                       N/A
         (Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

     The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

Exhibit No.      Description
-----------      -----------
99.1             Computational Materials

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE CIT GROUP SECURITIZATION
                                           CORPORATION III

                                       By: /S/ FRANK GARCIA
                                       ------------------------------------
                                       Name: Frank Garcia
                                       Title: Vice President

                                       THE CIT GROUP HOLDINGS, INC.

                                       By: /S/ JOSEPH M. LEONE
                                       ------------------------------------
                                       Name: Joseph M. Leone
                                       Title: Executive Vice President and
                                              Chief Financial Officer



Dated:    July 14, 1997